                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):            August 8, 2001


                         COPLEY PENSION PROPERTIES VI;
                       A REAL ESTATE LIMITED PARTNERSHIP
            (Exact name of registrant as specified in its charter)


                                 Massachusetts
               (State or Other Jurisdiction of Incorporation)


        0-17807                                     04-2988542
(Commission File Number)                 (IRS Employer Identification No.)


     World Trade Center East
     Two Seaport Lane
     Boston, MA                                           02210
(Address of principal executive offices)                (Zip Code)

                                (617) 261-9000
               Registrant's Telephone Number, Including Area Code


                                Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets.
----------------------------------------------

     On August 8, 2001, Copley Pension Properties VI; A Real Estate Limited Partnership (the "Partnership") sold its property located at 21136 South Wilmington Avenue, Carson, California. The property was sold to an unaffiliated third party (the "Buyer") for gross proceeds of $8,217,781. The selling price was determined by arm's length negotiations between the Partnership and the Buyer. The Partnership received net proceeds of approximately $7,964,000 and recognized a gain of approximately $3,670,000.


Item 7.  Financial Statements and Exhibits.
-------------------------------------------

     In connection with the disposition of the asset discussed in Item 2 above, pro forma financial statements are presented below. The pro forma balance sheet is presented as of June 30, 2001 (Exhibit A). The pro forma income statements are presented for the fiscal year ended December 31, 2000 (Exhibit B) and the six month period ended June 30, 2001 (Exhibit C).


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  August 21, 2001              COPLEY PENSION PROPERTIES VI;
                                    A REAL ESTATE LIMITED PARTNERSHIP
                                              (Registrant)



                                    By:  Sixth Copley Corp.,
                                         Managing General Partner


                                    By:/s/  Alison L. Husid
                                    -----------------------
                                    Name:  Alison L. Husid
                                    Title: President, Chief Executive Officer
                                           and Director

Copley Pension Properties VI                                     EXHIBIT A
A Real Estate Limited Partnership
Pro Forma Balance Sheet
June 30, 2001
Unaudited

                                                                    Pro Forma           June 30, 2001
                                              June 30, 2001        Adjustment             Pro Forma
                                              -------------       -------------       ------------------
ASSETS

Property held for disposition                      $4,293,582      ($4,293,582)(a)         $          0

Other assets                                           90,121                0                   90,121
Cash and cash equivalents                           1,178,645        7,963,847(a)             9,142,492
                                                   ----------     ------------               ----------
                                                   $5,562,348     $  3,670,265               $9,232,613
                                                   ==========     ============               ==========


LIABILITIES AND PARTNERS' CAPITAL

Accounts payable                                   $   54,055     $          0               $   54,055
Accrued management fee                                 31,193                0                   31,193
Deferred disposition fees                           1,464,280                0                1,464,280
                                                   ----------     ------------               ----------
Total liabilities                                   1,549,528                0                1,549,528
                                                   ----------     ------------               ----------

Partners' capital:
      Limited partners ($144.00 per unit;
        160,000 units authorized, 48,78
        units issued and outstanding)               3,987,734        3,633,562(a)             7,621,296
      General partners                                 25,086           36,703(a)                61,789
                                                   ----------     ------------               ----------

Total partners' capital                             4,012,820        3,670,265                7,683,085
                                                   ----------     ------------               ----------
                                                   $5,562,348     $  3,670,265               $9,232,613
                                                   ==========     ============               ==========

Copley Pension Properties VI                                          EXHIBIT B
A Real Estate Limited Partnership
Pro Forma Income Statement
Year Ended December 31, 2000

                                                                                                               Year Ended
                                                                     Year Ended                             December 31, 2000
                                                                  December 31, 2000      Pro Forma              Pro Forma
                                                                       Audited           Adjustment             Unaudited
                                                                  -----------------     ------------        -----------------
Investment Activity

Property rentals                                                    $  779,807        ($779,807)(b)           $        0
Property operating expenses                                           (221,323)         221,323 (b)                    0
Depreciation and amortization                                         (173,627)         173,627 (b)                    0
                                                                ---------------    ---------------   --------------------

                                                                       384,857         (384,857)                       0

Joint venture earnings                                                  40,932                0                   40,932
                                                                ---------------    ---------------   --------------------

     Total real estate operations                                      425,789         (384,857)                  40,932

Interest on cash equivalents                                           124,309                0                  124,309
                                                                ----------------   ---------------   --------------------

     Total investment activity                                         550,098         (384,857)                 165,241


Portfolio Expenses

General and administrative                                             180,335           (5,700)(f)              174,635
                                                                ----------------   -----------------   ------------------
                                                                       180,335           (5,700)                 174,635
                                                                ----------------   -----------------   ------------------

Net income (loss)                                                   $  369,763        ($379,157)                 ($9,394)
                                                                ================   =================   ===================

Net income (loss) per limited partnership unit                           $7.50           ($7.69)(c)               ($0.19)
                                                                ================   =================   ===================

Number of limited partnership units
  outstanding during the year                                           48,788           48,788                   48,788
                                                                ===============   ==================   ===================

Copley Pension Properties VI                                          EXHIBIT C
A Real Estate Limited Partnership
Pro Forma Income Statement
Six Months Ended June 30, 2001
Unaudited

                                                                                                      Six Months Ended
                                                             Six Months Ended       Pro Forma            June 30, 2001
                                                               June 30, 2001        Adjustment             Pro Forma
                                                             -----------------     ------------        -----------------
Investment Activity

Property rentals                                                    $  423,743        ($423,743)(d)           $        0
Property operating expenses                                           (110,126)         110,126 (d)                    0
Depreciation and amortization                                          (94,905)          94,905 (d)                    0
                                                             ------------------    -----------------   ------------------
                                                                       218,712         (218,712)                       0

Joint venture earnings                                                  24,928                0                   24,928
                                                             ------------------    -----------------   ------------------

     Total real estate operations                                      243,640         (218,712)                  24,928

Gain on sale of joint venture                                          962,890                0                  962,890
                                                             ------------------    -----------------   ------------------

     Total real estate activity                                      1,206,530         (218,712)                 987,818

Interest on cash equivalents                                            57,287                0                   57,287
                                                             ------------------    ----------------    ------------------

     Total investment activity                                       1,263,817         (218,712)               1,045,105


Portfolio Expenses

Management fee                                                          31,193          (18,893)(e)               12,300
General and administrative                                              76,376                0                   76,376
                                                             ------------------    -----------------   ------------------
                                                                       107,569          (18,893)                  88,676
                                                             ------------------    -----------------   ------------------

Net income (loss)                                                   $1,156,248        ($199,819)              $  956,429
                                                             ==================    =================   ==================

Net income (loss) per limited partnership unit                          $23.46           ($4.05)(c)               $19.41
                                                             ==================    =================   ==================


Number of limited partnership units
  outstanding during the period                                         48,788           48,788                   48,788
                                                             ==================    =================   ==================

Pro Forma Financial Statement Footnotes:

(a) Disposition of asset as discussed in Item 2 herein and allocation of the gain to the Partners on such disposition.

(b) Removal of 2000 operating activity related to the disposed asset discussed in Item 2 herein.

(c) Calculation of net loss per limited partnership unit after the removal of operating activity related to the disposed asset discussed in Item 2 herein.

(d) Removal of 2001 year-to-date operating activity related to the disposed asset discussed in Item 2 herein.

(e) Removal of management fees based on distributions received during the pro forma period from the disposed asset discussed in Item 2 herein.

(f) Removal of appraisal fees incurred during the pro forma period for the disposed asset discussed in Item 2 herein.